[USAA EAGLE LOGO]          USAA LIFE INVESTMENT TRUST
                        USAA LIFE DIVERSIFIED ASSETS FUND

                           SUPPLEMENT DATED MAY 20, 2002
                                TO THE PROSPECTUS
                                DATED MAY 1, 2002


MARGARET WEINBLATT, PH.D., CFA, VICE PRESIDENT OF FIXED INCOME MUTUAL FUND PORTFOLIOS, HAS ASSUMED PORTFOLIO MANAGEMENT RESPONSIBILITIES OF THE FIXED INCOME SECURITIES SECTION OF THE USAA LIFE DIVERSIFIED ASSETS FUND REPLACING PAUL H. LUNDMARK. MS. WEINBLATT IS BACKED UP BY A TEAM OF FIXED-INCOME RESEARCH ANALYSTS WHO SUPPLY FUNDAMENTAL RESEARCH. PAGE 14B OF THE FUND'S PROSPECTUS UNDER THE HEADING PORTFOLIO MANAGERS IS AMENDED AS FOLLOWS TO REFLECT THIS
CHANGE:


Portfolio  Managers

Margaret Weinblatt, Ph.D., CFA, vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund's investments in fixed income securities since May 2002. She has 22 years' investment management experience and has worked for us for two years. Prior to joining us, she worked for Countrywide Investments from June 1998 to November 1999; Copernicus Asset Management, Ltd. from January 1996 to 1998; and Neuberger & Berman from 1986 to October 1995. Ms. Weinblatt earned the Chartered Financial Analyst designation in 1985 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the New York Society of Securities Analysts. She holds a Ph.D. and MA from the University of Pennsylvania and BA from Radcliffe College.

                                                                     41364-0502